    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 5, 1999

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 4, 1999
                -------------------------------------------------



                      HEALTH CARE PROPERTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            MARYLAND                       001-08895                  33-0091377
---------------------------------   ------------------------    ----------------------
  (State or other jurisdiction      (Commission File Number)       (I.R.S. Employer
of incorporation or organization)                               Identification Number)



        4675 MACARTHUR COURT, 9TH FLOOR
           NEWPORT BEACH, CALIFORNIA                            92660
   ----------------------------------------                   ----------
   (Address of principal executive offices)                   (Zip Code)


                                 (949) 221-0600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 2.  ACQUISITION OF ASSETS.

         On November 4, 1999, pursuant to an Agreement and Plan of Merger dated as of August 4, 1999 (the "Merger Agreement"), between Health Care Property Investors, Inc., a Maryland corporation ("HCPI") and American Health Properties, Inc., a Delaware corporation ("AHP"), AHP merged with and into HCPI and the separate corporate existence of AHP ceased (the "Merger"). HCPI will continue under the name "Health Care Property Investors, Inc."

         In the Merger, (i) each issued and outstanding share of common stock, par value $0.01 per share, of AHP ("AHP Common Stock") was converted into 0.78 (the "Exchange Ratio") shares of common stock, par value $1.00 per share, of HCPI ("HCPI Series C Common Stock"), with cash being paid in lieu of fractional shares of AHP Common Stock and (ii) each issued and outstanding share of AHP 8.60% Cumulative Redeemable Preferred Stock, Series B, par value $0.01 per share ("AHP Preferred Stock"), was converted into the right to receive one share of HCPI 8.60% Series C Cumulative Redeemable preferred stock, par value $1.00 per share ("HCPI Preferred Stock"). In addition, HCPI assumed outstanding options to acquire AHP Common Stock as options to acquire HCPI Common Stock, on the same terms as the original option, adjusted to reflect the Exchange Ratio. All deferred directors fees and related dividend equivalent rights of AHP were also assumed by HCPI in the Merger on the same terms as in effect prior to the Merger, with the right to receive AHP Common Stock being converted into the right to receive HCPI Common Stock, as adjusted for the Exchange Ratio.

         Prior to the Merger, each share of AHP Preferred Stock was represented by depositary shares, each representing a one-one-hundredth interest in a share of AHP Preferred Stock. These depositary shares representing AHP Preferred Stock automatically became depositary shares representing a one-one-hundredth interest in a share of HCPI Series C Preferred Stock.

         On November 5, 1999, HCPI issued a press release, a copy of which is annexed hereto as Exhibit 99.1 and incorporated herein by reference.

         Certain of the statements contained in the press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. HCPI's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "are likely to be," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: changes in general economic conditions, including the performance of financial markets and interest rates; and competitive, regulatory, or tax changes that affect the cost of or demand for HCPI's properties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

                  Not applicable.

(b)      Pro forma information.

                  Not applicable.

(c)      Exhibits

            99.1 Press Release, dated November 5, 1999, issued by Health Care Property Investors, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTH CARE PROPERTY INVESTORS, INC.


                                        By:    /s/ EDWARD J. HENNING
                                               ---------------------------------
                                        Name:  Edward J. Henning
                                        Title: Senior Vice President,
                                               General Counsel and Secretary


Dated:   November 5, 1999

                                  EXHIBIT INDEX


     EXHIBIT
      NUMBER                                DESCRIPTION
      ------                                -----------

       99.1         Press Release, dated November 5, 1999, issued by Health Care
                    Property Investors, Inc.
